UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2011
BRIGHAM EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Pkwy, Bldg. Two, Suite 500, Austin, Texas	78730

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 427-3300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On May 16, 2011, Brigham Oil & Gas, L.P. (“Borrower”), Brigham Exploration Company (the “Company”) and Brigham Inc. (the “GP” and together with Borrower and the Company, collectively, “Brigham”) entered into a First Amendment (the “First Amendment”) to Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) among Brigham, each of the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders.
The First Amendment amends the Credit Agreement to provide that the maximum permitted senior note amount shall automatically increase (up to a maximum of $600 million) upon the issuance of senior notes between the effective date of the First Amendment and the date of the next borrowing base redetermination by an amount equal to the aggregate principal amount of the senior notes issued minus the aggregate principal amount of any senior notes redeemed, retired or purchased with the proceeds from the sale or issuance of such senior notes.
A copy of the First Amendment is attached hereto as Exhibit 10.33 and is incorporated herein by reference. The description of the First Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the First Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See “Item 1.01—Entry into a Material Definitive Agreement” for a description of the First Amendment.

Item 7.01.	Regulation FD Disclosure.
The Company is also furnishing a press release dated May 16, 2011, which announced drilling acceleration, continued acreage acquisition success, a capital budget increase and operational results. The text of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01.	Other Events.
On May 16, 2011, the Company announced that it plans to offer $250 million principal amount of senior notes due 2019 (“New Senior Notes”). The Company intends to use the net proceeds from the New Senior Notes offering to fund portions of the Company’s 2011 and 2012 capital budgets and for general corporate purposes.
The New Senior Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The New Senior Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.
A copy of the press release relating to the offering of New Senior Notes is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed (other than Exhibits 99.1 and 99.2, which are furnished) as part of this current report on Form 8-K:

Exhibit No.	Item

10.33	First Amendment to the Fifth Amended and Restated Credit Agreement dated as of February 23, 2011 by and among Brigham, the Lenders and Bank of America, N.A., as administrative agent for the Lenders.

99.1	Press release dated May 16, 2011

99.2	Press release dated May 16, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY
Date: May 16, 2011	By:	/s/ EUGENE B. SHEPHERD, JR.
		Name:	Eugene B. Shepherd, Jr.
		Title:	Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Item

10.33	First Amendment to the Fifth Amended and Restated Credit Agreement dated as of February 23, 2011 by and among Brigham, the Lenders and Bank of America, N.A., as administrative agent for the Lenders.

99.1	Press release dated May 16, 2011

99.2	Press release dated May 16, 2011